UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2019

Precision BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38841	20-4206017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701

(Address of principal executive offices) (Zip Code)

(919) 314-5512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2019, Precision BioSciences, Inc. (the “Company”) announced that, on August 13, 2019, David Thomson, Ph.D., the Company’s Chief Development Officer, was promoted to Chief Operating Officer.

Dr. Thomson, age 59, previously served as our Chief Development Officer since June 2017. From May 2016 until May 2017, prior to joining the Company, Dr. Thomson served as Senior Vice President Research and Nonclinical Development for Shire plc (now part of Takeda Pharmaceutical Company Limited), a biopharmaceutical company where he was responsible for the strategy and operational direction of the Global Research and Nonclinical Development Organization, including transitioning programs from research into clinical development and support of programs through commercialization. From February 2015 to May 2016, Dr. Thomson served as Senior Vice President and Global Head, Research and Development Operations for Shire plc and, from May 2014 to January 2015, Dr. Thomson served as the Director of the Biomanufacturing Research Institute and Technology Enterprise and a Professor in the Department of Pharmaceutical Sciences of North Carolina Central University. From September 2012 to April 2014, Dr. Thomson served as Vice President, Shire Human Genetic Therapies and, later, as Senior Vice President, Global Head of Research and Nonclinical Development for Shire plc. He received a B.Sc. in chemistry from the University of Strathclyde and a Ph.D. in organic chemistry from the University of Toronto, and he completed post-doctoral work at Yale University.

In connection with Dr. Thomson’s promotion to Chief Operating Officer, his annual base salary was increased to $415,000, and his target annual bonus opportunity was increased to 40% of his base salary, in each case, effective August 13, 2019.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Precision BioSciences, Inc., dated September 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date: September 23, 2019	By:	/s/ Dario Scimeca
Dario Scimeca
General Counsel